SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                May 29, 2002
              Date of Report (Date of Earliest Event Reported)


                        GENELABS TECHNOLOGIES, INC.
           (Exact Name of Registrant as Specified in its Charter)


           0-19222                                      94-3010150
   (Commission File Number)                  (IRS Employer Identification No.)


             505 Penobscot Drive
           Redwood City, California                                94063
   (Address of Principal Executive Offices)                     (Zip Code)


                               (650) 369-9500
            (Registrant's Telephone Number, including Area Code)




Item 5.  Other Events

         On May 29, 2002, Genelabs Technologies, Inc. ("Genelabs") issued a press release regarding its expectation of new action by the U.S Food and Drug Administration on its new drug application for Aslera(TM) (GL701).

Item 7.  Exhibits

       EXHIBIT NO.         DESCRIPTION

          99.1             Press Release dated May 29, 2002.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  July 3, 2002

                                            GENELABS TECHNOLOGIES, INC.


                                            By: /s/ Heather Criss Keller
                                                ------------------------------
                                            Name:   Heather Criss Keller
                                            Title:  Vice President, General
                                                    Counsel



                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

        99.1          Press Release dated May 29, 2002.